Exhibit 10.9

HSBC Bank USA, National Association

452 Fifth Avenue

New York, NY 10018

Fax: (212) 525-0673

February 25, 2005

Sabine Pass LNG, L.P.

717 Texas Ave.

Houston, TX 77002

Attn: Graham McArthur

Phone: 832-204-2290

Fax: 713-659-5459

Email: gmcarthur@cheniere.com

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

1.	The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to the 1992 ISDA Master Agreement dated as of February 25, 2005, as amended and supplemented from time to time (the “Agreement”), between HSBC Bank USA, National Association (“Party A”) and Sabine Pass LNG, L.P. (“Party B”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

Each of Party A and Party B represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	As set forth in Exhibit I, which is attached hereto and incorporated by reference into this Confirmation

Trade Date:	February 25, 2005

Effective Date:	March 25, 2009

Termination Date:	March 25, 2012, subject to adjustment in accordance with the Modified Following Business Day Convention

HSBC Bank USA, National Association

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer
Payment Dates:	The 25th calendar day of each March and September, commencing on September 25, 2009 and ending on the Termination Date, inclusive, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate:	4.98%

Fixed Rate
Day Count Fraction:	Actual/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer
Payment Dates:	The 25th calendar day of each March and September, commencing on September 25, 2009 and ending on the Termination Date, inclusive, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate Option:	USD-LIBOR-BBA

Floating Rate for initial
Calculation Period:	To be determined

Designated Maturity:	Six months

Spread:	None

Floating Rate
Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period or Compounding Period if Compounding is applicable

Compounding:	Inapplicable

Business Days:	London and New York

Calculation Agent:	Party A

HSBC Bank USA, National Association

3.	Account Details:

Payments to Party A:	HSBC Bank USA
ABA # 021-001-088
For Credit to Department 299
A/C: 000-04929-8
HSBC Derivative Products Group

Payments to Party B:	Please advise

4.	Office:

Party A is acting through its New York Office for the purposes of this Transaction.

5. Please confirm that the forgoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

HSBC Bank USA, National Association
Swap Documentation
Attention:	Antonia Gambale
Telephone:	(212) 525-3634
Fax:	(212) 525-0673

Please direct all settlement inquiries to:

HSBC Bank USA, National Association
Derivative Settlements
Attention:	Jeffrey Lombino
Telephone:	(212) 525-5393
Fax:	(212) 525-0561

HSBC Bank USA, National Association

This message will be the only form of Confirmation dispatched by us. Please execute and return it to us by facsimile immediately. If you wish to exchange hard copy forms of this Confirmation, please contact us.

Yours sincerely,

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Chun Liu
Authorized Signature

Confirmed as of the date first written above:

SABINE PASS LNG, L.P.

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

Attachment

HSBC Bank USA, National Association

Exhibit I

For the Calculation Periods		Notional Amount in USD:
From and including:	To but excluding the Payment Date Scheduled on:
The Effective Date	September 25, 2009	USD	350,000,000.00
September 25, 2009	March 25, 2010	USD	345,350,000.00
March 25, 2010	September 27, 2010	USD	340,500,000.00
September 27, 2010	March 25, 2011	USD	335,500,000.00
March 25, 2011	September 26, 2011	USD	330,350,000.00
September 26, 2011	The Termination Date	USD	325,050,000.00

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